UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2017

ELLINGTON FINANCIAL LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34569

Delaware	26-0489289
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 698-1200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), on May 16, 2017 at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Ellington Financial LLC (the “Company”), the shareholders of the Company approved, among other things, the Company’s 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan will replace the Company’s 2007 Incentive Plan for Individuals and 2007 Incentive Plan for Entities (together, the "Prior Plans"), which were terminated effective upon stockholder approval of the 2017 Plan at the Annual Meeting. However, any outstanding awards under the Prior Plans will continue in accordance with the terms of the Prior Plans and any award agreement executed in connection with such outstanding awards.

A brief description of the 2017 Plan is as follows:

•
the 2017 Plan is administered by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company, except that with respect to awards made to non-employee directors, the 2017 Plan is administered by the Board;

•	the maximum number of the Company's common shares representing limited liability company interests, no par value ("common shares"), to be issued under the 2017 Plan is 1,932,190 common shares;

•
if any award granted under the 2017 Plan (including Long-Term Incentive Plan ("LTIP") units) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of common shares, then any common shares covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award and any forfeited, lapsed, cancelled or expired LTIP units shall be available for the grant of other awards under the 2017 Plan. Common shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award will not be available for future grants or awards;

•
the award of stock options, stock appreciation rights, unrestricted and restricted stock, restricted stock units, performance awards, LTIP units, and other equity-based awards and incentive awards is permitted;

•
awards under the 2017 Plan may be made to any officer or employee of the Company or one of its affiliates and any member of the Board is eligible to participate in the 2017 Plan. In addition, any other individual who provides services to the Company or one of its affiliates (including an individual who provides services to the Company or one of its affiliates by virtue of employment with, or providing services to, Ellington Financial Management LLC (the "Manager") or Ellington Financial Operating Partnership LLC (the "Operating Partnership") or an affiliate of the Manager or the Operating Partnership), the Manager and any consultant or advisor to the Company or to any parent or subsidiary of the Company that is a non-natural person is eligible to participate in the 2017 Plan if such participation in the 2017 Plan is determined, by the Compensation Committee, to be in the Company's best interests;

•
while the Board may terminate or amend the 2017 Plan at any time, no amendment may adversely impair the rights of participants with respect to outstanding awards. In addition, any amendment will be contingent on approval of the Company's shareholders to the extent required by law, the rules of the New York Stock Exchange or other exchange on which the common shares are then listed or if the amendment would increase the benefits accruing to participants under the 2017 Plan, materially increase the aggregate number of common shares that may be issued under the 2017 Plan (except for adjustments made in connection with a stock dividend or similar event), or materially modify the requirements as to eligibility for participation in the 2017 Plan; and

•	unless terminated earlier, the 2017 Plan will terminate on March 20, 2027.
The 2017 Plan previously had been approved, subject to stockholder approval, by the Board on March 20, 2017. The 2017 Plan became effective upon receipt of stockholder approval on May 16, 2017 at the Annual Meeting.
The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the 2017 Plan, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
In addition, the Board, upon the recommendation of the Compensation Committee, approved the form of LTIP unit award agreement for individuals (the "Individual LTIP Agreement") under the 2017 Plan and the form of LTIP unit award agreement for directors (the "Director LTIP Agreement") under the 2017 Plan.
The Individual LTIP Agreement and the Director LTIP Agreement both provide for time-based vesting for LTIP units. Upon vesting LTIP units are convertible on a one-for-one basis into common shares. LTIP unit holders are not entitled to vote their LTIP units, but they are eligible to receive certain distributions and allocations with respect to the LTIP units by the Company as set forth in the Company's operating agreement The foregoing descriptions of the Individual LTIP Agreement and the Director LTIP Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Individual LTIP Agreement and the Director LTIP Agreement, which are attached as Exhibit 10.2 and Exhibit 10.3 to this report, respectively, and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 16, 2017, Ellington Financial LLC (the “Company”) held its Annual Meeting of Shareholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The final voting results for each of the matters submitted to a vote of the shareholders at the annual meeting are set forth below.
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2018 annual meeting or until such time as his successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Thomas F. Robards	16,450,553	251,124	11,457,288
Michael W. Vranos	15,957,486	744,191	11,457,288
Laurence Penn	16,453,282	248,395	11,457,288
Ronald I. Simon, Ph.D.	16,421,041	280,636	11,457,288
Edward Resendez	16,443,282	258,395	11,457,288
Proposal 2: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
15,413,416	1,173,287	114,974	11,457,288
Proposal 3: Advisory (Non-Binding) Vote on the Frequency of Future Advisory "Say on Pay" Votes
Votes on a proposal to approve, on an advisory basis, the frequency of a shareholder vote to approve the compensation of the Company’s named executive officers were as follows:

Every 1 year	Every 2 years	Every 3 years	Abstentions	Broker Non-Votes
16,327,151	163,568	144,254	66,704	11,457,288
The Company has determined that future advisory "say on pay" votes will be held every year.
Proposal 4: Approval of the Company's 2017 Equity Incentive Plan
Votes regarding the proposal to approve the Company's 2017 Equity Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
16,117,251	450,790	133,636	11,457,288
Proposal 5: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 were as follows:

For	Against	Abstentions	Broker Non-Votes
27,813,798	295,093	50,074	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Ellington Financial LLC 2017 Equity Incentive Plan
10.2	Form of Individual LTIP Unit Award Agreement under 2017 Equity Incentive Plan
10.3	Form of Non-Employee Director LTIP Unit Award Agreement under 2017 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL LLC
Date:	May 18, 2017	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer